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                                                   Commission File No. 001-14056


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                              TB Wood's Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                                        251771140
 (State of incorporation of                   (IRS Employer Identification No.)
        organization)

               440 North Fifth Avenue, Chambersburg, PA 17201-1778
              (Address of principal executive offices)   (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                          Name of Exchange on which
           to be registered                            class is to be registered


        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
            -------------------------------------------------------
                                (Title of class)


             -------------------------------------------------------
                                (Title of class)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check this box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check this box. [X]

Securities Act registration statement file number to which this Form relates (if applicable):

 33-96498
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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    February 16, 2001                TB WOOD'S CORPORATION



                                           By: /s/ Thomas F. Tatarczuch
                                              ----------------------------------
                                           Name:  Thomas F. Tatarczuch
                                           Title: Vice President - Finance